Exhibit 99.1
NEWS RELEASE

Broadcom Business Press Contact	Broadcom Investor Relations Contact
Bill Blanning	T. Peter Andrew
Vice President, Global Media Relations	Vice President, Corporate Communications
949-926-5555	949-926-5663
blanning@broadcom.com	andrewtp@broadcom.com
Broadcom Reports Second Quarter 2007 Results
Conference Call to be Webcast Today at 1:45 p.m. Pacific Time
IRVINE, Calif. — July 19, 2007 — Broadcom Corporation (Nasdaq: BRCM) today reported unaudited financial results for its second quarter ended June 30, 2007.
Net revenue for the second quarter of 2007 was $897.9 million, a decrease of 0.4% from the $901.5 million reported for the first quarter of 2007 and a decrease of 4.6% from the $941.1 million reported for the second quarter of 2006. Net income computed in accordance with U.S. generally accepted accounting principles (GAAP) for the second quarter of 2007 was $34.3 million, or $.06 per share (diluted), compared with GAAP net income of $61.0 million, or $.10 per share (diluted), for the first quarter of 2007, and GAAP net income of $106.1 million, or $.18 per share (diluted), for the second quarter of 2006.
Net revenue for the six months ended June 30, 2007 was $1.799 billion, a decrease of 2.3% from the $1.842 billion reported for the six months ended June 30, 2006. Net income computed in accordance with GAAP for the six months ended June 30, 2007 was $95.2 million, or $.16 per share (diluted), compared with GAAP net income of $223.8 million, or $.37 per share (diluted), for the six months ended June 30, 2006.
In addition to GAAP results, Broadcom reports adjusted net income and net income per share, referred to respectively as “non-GAAP net income” and “non-GAAP net income per share.” A discussion of Broadcom’s use of these non-GAAP financial measures is set forth below, and reconciliations of GAAP net income to non-GAAP net income for the three and six months ended June 30, 2007 and 2006, respectively, appear in the financial statements portion of this release.
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Broadcom Reports Second Quarter 2007 Results

Non-GAAP net income for the second quarter of 2007, computed with the adjustments to GAAP reporting set forth in the attached reconciliation, was $162.1 million, or $.27 per share (diluted), compared with non-GAAP net income of $175.1 million, or $.29 per share (diluted), for the first quarter of 2007, and $224.3 million, or $.36 per share (diluted), for the second quarter of 2006.
Non-GAAP net income for the six months ended June 30, 2007, computed with the adjustments to GAAP reporting set forth in the attached reconciliation, was $337.2 million, or $.56 per share (diluted), compared with non-GAAP net income of $446.2 million, or $.72 per share (diluted), for the six months ended June 30, 2006.
“In the midst of continued variability in the ordering patterns of a few of our larger customers, we are pleased to announce that revenue in the second quarter was in line with our guidance,” said Scott A. McGregor, Broadcom’s President and Chief Executive Officer. “Broadcom had another strong quarter of cash generated from operations and continued to put our cash to work aggressively, buying back shares and acquiring companies to help drive our future growth. We believe the increasing diversity of our customer base and end-market exposure — along with significant new product momentum — should enable Broadcom to increase revenue sequentially in the third quarter.”
Conference Call Information
As previously announced, Broadcom will conduct a conference call with analysts and investors to discuss its second quarter 2007 financial results and current financial prospects today at 1:45 p.m. Pacific Time (4:45 p.m. Eastern Time). The company will broadcast the conference call via webcast over the Internet. To listen to the webcast, or to view the financial or other statistical information required by Securities and Exchange Commission (SEC) Regulation G, please visit the Investors section of the Broadcom website at www.broadcom.com/investors. The webcast will be recorded and available for replay until 5:00 p.m. Pacific Time, Thursday, August 2, 2007.
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Broadcom Reports Second Quarter 2007 Results

Discussion of Non-GAAP Financial Measures
Non-GAAP net income consists of net income excluding stock-based compensation expense as well as charges related to acquisitions and other charges and gains that are driven primarily by discrete events that management does not consider to be directly related to the company’s core operating performance. Non-GAAP net income per share is calculated by dividing non-GAAP net income by adjusted GAAP weighted average shares outstanding (diluted). For purposes of calculating non-GAAP net income per share, the calculation of GAAP weighted average shares outstanding (diluted) is adjusted to exclude the benefits of compensation costs attributable to future services and not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.
Broadcom believes that the presentation of non-GAAP net income and non-GAAP net income per share provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. For further information regarding why Broadcom believes that these non-GAAP measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the company’s Current Report on Form 8-K filed today with the SEC. The Form 8-K is available on the SEC’s website at www.sec.gov or under the “Financial Information” tab of the Investors section of the Broadcom website described above.
About Broadcom
Broadcom Corporation is a major technology innovator and global leader in semiconductors for wired and wireless communications. Broadcom® products enable the delivery of voice, video, data and multimedia to and throughout the home, the office and the mobile environment. We provide the industry’s broadest portfolio of state-of-the-art, system-on-a-chip and software solutions to manufacturers of computing and networking equipment, digital entertainment and broadband access products, and mobile devices. These solutions support our core mission: Connecting everything®.
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Broadcom Reports Second Quarter 2007 Results

Broadcom is one of the world’s largest fabless semiconductor companies, with 2006 revenue of $3.67 billion, and holds over 2,200 U.S. and 900 foreign patents, more than 6,600 additional pending patent applications, and one of the broadest intellectual property portfolios addressing both wired and wireless transmission of voice, video and data. Broadcom is headquartered in Irvine, Calif., and has offices and research facilities in North America, Asia and Europe. Broadcom may be contacted at +1.949.926.5900 or at www.broadcom.com.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
All statements included or incorporated by reference in this release and the related conference call for analysts and investors, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our business and industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.
These risks and uncertainties include, but are not limited to, general economic and political conditions and specific conditions in the markets we address, including the continuing volatility in the technology sector and semiconductor industry, trends in the broadband communications markets in various geographic regions, including seasonality in sales of consumer products into which our products are incorporated, and possible disruption in commercial activities related to terrorist activity or armed conflict; the timing, rescheduling or cancellation of significant customer orders and our ability, as well as the ability of our customers, to manage inventory; the gain or loss of a key customer, design win or order; the rate at which our present and future customers and end-users adopt Broadcom’s technologies and products in our target markets; our ability to scale our operations in response to changes in demand for our existing products and services or demand for new products requested by our customers; our ability to specify, develop or acquire, complete, introduce, market and transition to volume production new products and technologies in a cost-effective and timely manner; our dependence on a few significant customers for a substantial portion of our revenue; intellectual property disputes and customer indemnification claims and other types of litigation risk; the quality of our products and any potential remediation costs; problems or delays that we may face in shifting our products to smaller geometry process technologies and in achieving higher levels of design integration; our
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Broadcom Reports Second Quarter 2007 Results

ability to timely and accurately predict market requirements and evolving industry standards and to identify opportunities in new markets; delays in the adoption and acceptance of industry standards in our target markets; changes in our product or customer mix; the volume of our product sales and pricing concessions on volume sales; the effectiveness of our expense and product cost control and reduction efforts; our ability to retain, recruit and hire key executives, technical personnel and other employees in the positions and numbers, with the experience and capabilities, and at the compensation levels needed to implement our business and product plans; risks and uncertainties resulting from Broadcom’s recent equity award review, including potential claims and proceedings related to such matters, such as shareholder litigation and any action by the SEC, U.S. Attorney’s Office or other governmental agency that could result in civil or criminal sanctions against the company and/or certain of our current or former officers, directors or employees, or other actions taken or required as a result of the review; competitive pressures and other factors such as the qualification, availability and pricing of competing products and technologies and the resulting effects on sales and pricing of our products; the availability and pricing of third party semiconductor foundry, assembly and test capacity and raw materials; the timing of customer-industry qualification and certification of our products and the risks of non-qualification or non-certification; fluctuations in the manufacturing yields of our third party semiconductor foundries and other problems or delays in the fabrication, assembly, testing or delivery of our products; the risks of producing products with new suppliers and at new fabrication and assembly and test facilities; the risks and uncertainties associated with our international operations, particularly in light of terrorist activity, armed conflict or political unrest; the effects of natural disasters, public health emergencies, international conflicts and other events beyond our control; and the level of orders received that can be shipped in a fiscal quarter; and other factors.
Our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release and the related conference call for analysts and investors speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.
Broadcom®, the pulse logo, Connecting everything® and the Connecting everything logo are among the trademarks of Broadcom Corporation and/or its affiliates in the United States, certain other countries and/or the EU. Any other trademarks or trade names mentioned are the property of their respective owners.
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Broadcom Reports Second Quarter 2007 Results

BROADCOM CORPORATION
Unaudited GAAP Consolidated Statements of Income
(In thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
Net revenue	$897,920	$941,131	$1,799,401	$1,841,778
Cost of revenue (1)	437,037	457,374	877,986	891,583

Gross profit	460,883	483,757	921,415	950,195
Operating expense:
Research and development (2)	332,130	280,024	632,940	531,718
Selling, general and administrative (3)	119,859	121,982	248,506	234,881
Amortization of purchased intangible assets (4)	200	605	529	1,688
In-process research and development (4)	10,200	—	10,500	5,200
Impairment of other intangible assets (4)	—	—	1,500	—

Income (loss) from operations	(1,506)	81,146	27,440	176,708
Interest income, net	32,904	28,194	69,912	51,932
Other income (expense), net (5)	642	1,448	(767)	3,219

Income before income taxes	32,040	110,788	96,585	231,859
Provision (benefit) for income taxes (6)	(2,216)	4,702	1,338	8,075

Net income	$34,256	$106,086	$95,247	$223,784

Net income per share (basic)	$.06	$.19	$.17	$.41

Net income per share (diluted)	$.06	$.18	$.16	$.37

Weighted average shares (basic)	540,851	547,790	544,356	543,379

Weighted average shares (diluted)	575,115	594,546	580,427	597,875

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Broadcom Reports Second Quarter 2007 Results

Listed below are the items included in net income that management excludes in computing the unaudited non-GAAP financial measures referred to in the text and tables of this press release and further described under “Discussion of Non-GAAP Financial Measures.”

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2007	2006	2007	2006
		(In thousands)
(1)	Cost of revenue:
	Stock-based compensation	$6,861	$7,105	$12,675	$13,391
	Amortization of purchased intangible assets	2,566	2,744	5,616	5,725
	Charges related to equity award review	—	—	89	—
	Employer payroll tax expense on certain stock option exercises	23	158	96	758

		$9,450	$10,007	$18,476	$19,874

(2)	Research and development expense:
	Stock-based compensation	$90,832	$86,420	$169,263	$156,425
	Charges related to equity award review	(25)	—	1,333	—
	Employer payroll tax expense on certain stock option exercises	759	1,698	2,040	7,419

		$91,566	$88,118	$172,636	$163,844

(3)	Selling, general and administrative expense:
	Stock-based compensation	$36,607	$38,940	$69,233	$70,635
	Charges related to equity award review	—	—	1,987	—
	Employer payroll tax expense on certain stock option exercises	152	782	684	3,865

		$36,759	$39,722	$71,904	$74,500

(4)	Amortization of purchased intangible assets	$200	$605	$529	$1,688
	In-process research and development	10,200	—	10,500	5,200
	Impairment of other intangible assets	—	—	1,500	—

		$10,400	$605	$12,529	$6,888

(5)	Other income (expense), net:
	Loss (gain) on strategic investments, net	$11	$—	$2,648	$(700)
	Non-operating gains	(126)	(48)	(129)	(482)

		$(115)	$(48)	$2,519	$(1,182)

(6)	Provision (benefit) for income taxes:
	Income tax benefits from adjustments to tax reserves of certain foreign subsidiaries	$(2,596)	$—	$(2,596)	$(1,700)
	Income tax effects	(17,630)	(20,217)	(33,531)	(39,803)

		$(20,226)	$(20,217)	$(36,127)	$(41,503)

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Broadcom Reports Second Quarter 2007 Results

BROADCOM CORPORATION
Unaudited Reconciliation of Non-GAAP Adjustments
(In thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
GAAP net income	$34,256	$106,086	$95,247	$223,784
Non-GAAP adjustments:
Stock-based compensation:
Cost of revenue	6,861	7,105	12,675	13,391
Research and development	90,832	86,420	169,263	156,425
Selling, general and administrative	36,607	38,940	69,233	70,635
Acquisition-related items:
Amortization of purchased intangible assets:
Cost of revenue	2,566	2,744	5,616	5,725
Other operating expense	200	605	529	1,688
In-process research and development	10,200	—	10,500	5,200
Impairment of other intangible assets	—	—	1,500	—
Employer payroll tax on certain stock option exercises:
Cost of revenue	23	158	96	758
Research and development	759	1,698	2,040	7,419
Selling, general and administrative	152	782	684	3,865
Charges related to equity award review:
Cost of revenue	—	—	89	—
Research and development	(25)	—	1,333	—
Selling, general and administrative	—	—	1,987	—
Loss (gain) on strategic investments, net	11	—	2,648	(700)
Non-operating gains	(126)	(48)	(129)	(482)
Income tax benefits from adjustments to tax reserves of certain foreign subsidiaries	(2,596)	—	(2,596)	(1,700)
Income tax effects	(17,630)	(20,217)	(33,531)	(39,803)

Total of non-GAAP adjustments	127,834	118,187	241,937	222,421

Non-GAAP net income	$162,090	$224,273	$337,184	$446,205

GAAP weighted average shares (diluted)	575,115	594,546	580,427	597,875
Non-GAAP adjustment	21,715	21,575	20,165	19,281

Non-GAAP weighted average shares (diluted)	596,830	616,121	600,592	617,156

GAAP net income per share (diluted)	$.06	$.18	$.16	$.37
Non-GAAP adjustments detailed above	.21	.18	.40	.35

Non-GAAP net income per share (diluted)	$.27	$.36	$.56	$.72

Non-GAAP net income per share is calculated by dividing non-GAAP net income by adjusted GAAP weighted average shares outstanding (diluted). For purposes of calculating non-GAAP net income per share, the calculation of GAAP weighted average shares outstanding (diluted) is adjusted to exclude the benefits of compensation costs attributable to future services and not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.
Broadcom believes that the presentation of non-GAAP net income and non-GAAP net income per share provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. For further information regarding why Broadcom believes that these non-GAAP measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the company’s Current Report on Form 8-K regarding this earnings press release filed today with the SEC.
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Broadcom Reports Second Quarter 2007 Results

BROADCOM CORPORATION
Unaudited GAAP Condensed Consolidated Statements of Cash Flows
(In thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
Operating activities
Net income	$34,256	$106,086	$95,247	$223,784
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	15,725	12,137	29,024	23,325
Stock-based compensation:
Stock options and other awards	86,053	87,423	165,198	181,248
Restricted stock units issued by the company	48,247	45,042	85,973	59,203
Acquisition-related items:
Amortization of purchased intangible assets	2,766	3,349	6,145	7,413
In-process research and development	10,200	—	10,500	5,200
Impairment of other intangible assets	—	—	1,500	—
Loss (gain) on strategic investments, net	11	—	2,648	(700)
Change in operating assets and liabilities:
Accounts receivable	(19,280)	(56,702)	3,179	(100,901)
Inventory	9,087	(51,735)	11,470	(82,840)
Prepaid expenses and other assets	(356)	1,352	(16,646)	17,747
Accounts payable	(10,873)	(2,510)	10,602	27,715
Accrued settlement liabilities	—	—	(2,000)	(2,000)
Other accrued liabilities	(17,359)	1,151	293	17,798

Net cash provided by operating activities	158,477	145,593	403,133	376,992

Investing activities
Purchase of property and equipment, net	(43,415)	(22,272)	(107,379)	(37,229)
Net cash paid for acquisitions	(30,275)	—	(77,952)	(67,921)
Net proceeds from sales (purchases) of strategic investments, net	306	—	(3,194)	137
Net proceeds (purchases) of marketable securities, net	97,814	(93,564)	207,036	(100,610)

Net cash provided by (used in) investing activities	24,430	(115,836)	18,511	(205,623)

Financing activities
Repurchases of Class A common stock	(216,226)	(152,303)	(641,288)	(246,102)
Net proceeds from issuance of common stock	49,037	92,756	105,871	480,116
Payments on assumed debt and other obligations	—	—	—	(4,625)
Excess tax benefit from stock-based compensation	—	—	—	338

Net cash provided by (used in) financing activities	(167,189)	(59,547)	(535,417)	229,727

Increase (decrease) in cash and cash equivalents	15,718	(29,790)	(113,773)	401,096
Cash and cash equivalents at beginning of period	2,028,619	1,868,162	2,158,110	1,437,276

Cash and cash equivalents at end of period	$2,044,337	$1,838,372	$2,044,337	$1,838,372

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

	June 30,	March 31,	December 31,
	2007	2007	2006
	(In thousands)
Cash and cash equivalents	$2,044,337	$2,028,619	$2,158,110
Short-term marketable securities	370,336	460,677	522,340
Long-term marketable securities	66,116	73,589	121,148

Total cash, cash equivalents and marketable securities	$2,480,789	$2,562,885	$2,801,598

Decrease from prior quarter end	$(82,096)

Decrease from prior year end	$(320,809)

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Broadcom Reports Second Quarter 2007 Results

BROADCOM CORPORATION
Unaudited GAAP Condensed Consolidated Balance Sheets
(In thousands)

	June 30,	December 31,
	2007	2006
ASSETS
Current assets:
Cash and cash equivalents	$2,044,337	$2,158,110
Short-term marketable securities	370,336	522,340
Accounts receivable, net	382,285	382,823
Inventory	191,324	202,794
Prepaid expenses and other current assets	103,969	85,721

Total current assets	3,092,251	3,351,788
Property and equipment, net	228,271	164,699
Long-term marketable securities	66,116	121,148
Goodwill	1,236,488	1,185,145
Purchased intangible assets, net	39,384	29,029
Other assets	25,860	24,957

Total assets	$4,688,370	$4,876,766

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$303,067	$307,972
Wages and related benefits	121,304	104,940
Deferred revenue	2,874	1,873
Accrued liabilities	258,764	263,916

Total current liabilities	686,009	678,701
Commitments and contingencies
Long-term liabilities	31,669	6,399
Shareholders’ equity	3,970,692	4,191,666

Total liabilities and shareholders’ equity	$4,688,370	$4,876,766

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